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                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors and Reports to Shareholders" and to the use of our report dated May 15, 1998, in this Registration Statement (Form N-1A No. 33-14527) of National Investors Cash Management Fund, Inc.


                                               /s/  Ernst & Young LLP
                                               --------------------------
                                                    ERNST & YOUNG LLP

New York, New York
May 15, 1998